UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                          Reported): February 13, 2007

                        Alternative Loan Trust 2006-HY12
                        --------------------------------
                       (Exact name of the issuing entity)
           Commission File Number of the issuing entity: 333-131630-31

                                   CWALT, Inc.
                                   -----------
            (Exact name of the depositor as specified in its charter)
               Commission File Number of the depositor: 333-131630

                          Countrywide Home Loans, Inc.
                          ----------------------------
                  (Exact name of the sponsor as specified in its charter)

                     Delaware                   87-0698307
                     --------                   ----------
                  (State or Other            (I.R.S. Employer
                   Jurisdiction           Identification No. of the
              of Incorporation of the             depositor)
                    depositor)

4500 Park Granada
Calabasas, California                                               91302
---------------------                                             ---------
(Address of Principal                                            (Zip Code)
 Executive Offices of the depositor)

The depositor's telephone number, including area code (818) 225-3000
                                                      --------------

--------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
    CFR 240.14a- 12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR   240.13e-4(c))

Section 8.  Other Events.

Item 8.01.  Other Events.
---------   -------------

      On June 29, 2006, CWALT, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of June 1, 2006 (the "Pooling and Servicing Agreement"), among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as a seller, Park Granada LLC, as a seller ("Park Granada"), Park Monaco Inc., as a seller ("Park Monaco"), Park Sienna LLC, as a seller ("Park Sienna" and, collectively with CHL, Park Granada and Park Monaco, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2006-HY12. The Pooling and Servicing Agreement was previously filed on July 14, 2006 (accession no. 0000905148-06-004870).

      On February 13, 2007, the Company entered into an agreement to amend the Pooling and Servicing Agreement ("Amendment No. 1"), by and among the Company, as depositor, the Sellers, the Master Servicer and the Trustee effective as of February 13, 2007. Amendment No. 1 is annexed hereto as Exhibit 99.1.

Section 9.  Financial Statements and Exhibits.

Item 9.01.  Financial Statements and Exhibits.
---------   ---------------------------------

      (a)   Financial Statements of Businesses Acquired.

            Not applicable.

      (b)   Pro Forma Financial Information.

            Not applicable.

      (c)   Shell Company Transactions.

            Not applicable.

      (d)   Exhibits.

            99.1 Amendment No. 1, effective as of February 13, 2007, by and among, the Company, the Sellers, the Master Servicer and the Trustee.

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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      CWALT, INC.

                                                      By: /s/ Darren Bigby
                                                         ---------------------
                                                      Darren Bigby
                                                      Vice President

Dated:  February 14, 2007


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

                                  Exhibit Index
                                  -------------

Exhibit No.       Description
-----------       -----------

99.1 Amendment No. 1, effective as of February 13, 2007, by and among, the Company, the Sellers, the Master Servicer and the Trustee.

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